Flexible Premium Variable
                           Life Insurance Contract
                                  Issued By
                             Lutheran Brotherhood

                    Supplement to Prospectus dated May 1, 2001


     Page 30 of the Prospectus is amended with respect to Contracts issued in the State of New Jersey by deleting the first two sentences in the first full paragraph of the left column and inserting the following two sentences instead:

     For all Contracts except those issued in New Jersey and New
     York, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For
     Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment.

                       For Use in the State of New Jersey

                                August 31, 2001